INDEPENDENT AUDITORS' CONSENT



Securities and Exchange Commission
Washington, DC



We consent to the use in this Registration Statement of Signature Leisure, Inc. on Form SB-2 of our report dated March 22, 2005, appearing in the Prospectus.





/s/ Cordovano and Honeck LLP
----------------------------
Cordovano and Honeck LLP
Denver, Colorado
February 13, 2006